UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 31, 2014

PennyMac Mortgage Investment Trust

(Exact Name of Registrant as Specified in Charter)

Maryland	001-34416	27-0186273
(State or Other Jurisdiction of	(Commission	(I.R.S. Employer
Incorporation or Organization)	File Number)	Identification No.)

6101 Condor Drive, Moorpark, California	93021
(Address of Principal Executive Offices)	(Zip Code)

(818) 224-7442

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Repurchase Agreement with Bank of America, N.A.

On January 31, 2014, PennyMac Mortgage Investment Trust (the “Company”), through its wholly-owned subsidiary, PennyMac Corp. (“PMC”), entered into an amendment to its master repurchase agreement, dated November 11, 2011, by and among Bank of America, N.A. (“BANA”), PMC, the Company and PennyMac Operating Partnership, L.P. (the “Operating Partnership”) (the “BANA Repurchase Agreement”).

Pursuant to the terms of the BANA Repurchase Agreement, PMC may sell to, and later repurchase from, BANA newly originated residential mortgage loans that are purchased from correspondent lenders by PMC and held for sale and/or securitization. The principal amount paid by BANA for each eligible mortgage loan is based on a percentage of the lesser of the market value, unpaid principal balance, purchase price or take-out price of such mortgage loan. Upon PMC’s repurchase of a mortgage loan, it is required to repay BANA the principal amount related to such mortgage loan plus accrued interest (at a rate reflective of the current market and based on LIBOR plus a margin) to the date of such repurchase. The BANA Repurchase Agreement is committed to January 30, 2015, and the obligations of PMC are fully guaranteed by the Company and the Operating Partnership. The mortgage loans are serviced by an affiliate of the Company, PennyMac Loan Services, LLC (“PLS”), a subsidiary of PennyMac Financial Services, Inc. (NYSE: PFSI). Other material terms of the BANA Repurchase Agreement and related guaranty are described more fully in the Company’s Current Report on Form 8-K filed on November 14, 2011.

Under the terms of the amendment, the maximum aggregate purchase price provided for in the BANA Repurchase Agreement was decreased from $568 million to $550 million, and the committed amount was decreased from $568 million to $350 million. The amendment also increased (i) the amount of liquidity PMC is required to maintain on a standalone basis from $7.5 million to $15 million, as of the end of each calendar month, and (ii) the Company’s maximum ratio of total liabilities to tangible net worth from 3:1 to 5:1. All other terms and conditions of the BANA Repurchase Agreement and the related guaranty remain the same in all material respects. The Company, through PMC, is required to pay BANA fees for the structuring of the amendment, as well as certain other administrative costs and expenses.

The foregoing description of the amendment to the BANA Repurchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the amendment, which has been filed with this Current Report on Form 8-K as Exhibit 10.1, and the full text of the BANA Repurchase Agreement and the related guaranty, which were filed as Exhibits 1.1 and 1.2, respectively, to the Company’s Current Report on Form 8-K filed on November 14, 2011, and any amendments to the BANA Repurchase Agreement filed thereafter.

Mortgage Loan Participation Purchase and Sale Agreement with Bank of America, N.A.

On January 31, 2014, the Company, through its wholly-owned subsidiary, PMC, entered into an amendment to its mortgage loan participation and sale agreement, dated November 11, 2011, by and among BANA, PMC, the Company and the Operating Partnership (the “BANA Participation Agreement”).

Pursuant to the terms of the BANA Participation Agreement, PMC may sell to BANA participation certificates, each of which represents an undivided beneficial ownership interest in a pool of mortgage loans that have been pooled with Fannie Mae or Freddie Mac and are pending securitization. In connection with its sale of any participation certificate, PMC will also assign to BANA a take-out commitment, which evidences PMC’s right to sell to a third party investor the security backed by the mortgage loans underlying the related participation certificate.

The purchase price paid by BANA for each participation certificate is based on the trade price (expressed as a percentage) of the security multiplied by its principal amount, plus an amount of interest expected to accrue on the security to its anticipated delivery date, minus a present value adjustment and any related hedging costs.  At the time of its purchase of a participation certificate, BANA retains a holdback amount that is based on a percentage of the purchase price and is not required to be paid to PMC until the settlement of the security and its delivery to BANA.

The BANA Participation Agreement is effective until January 30, 2015, and the obligations of PMC are fully guaranteed by the Company and the Operating Partnership. The mortgage loans are serviced by PLS.

The BANA Participation Agreement requires PMC, the Company and the Operating Partnership to maintain various covenants that are customary for this type of transaction, as well as financial covenants that are identical to the financial covenants required to be maintained by such entities under the BANA Repurchase Agreement. The BANA Participation Agreement also contains events of default (subject to certain materiality thresholds and grace periods), including payment defaults, breaches of covenants and/or certain representations and warranties, cross-defaults, guarantor defaults, servicer termination events, material adverse changes, bankruptcy or insolvency proceedings and other events of default customary for this type of transaction.  The remedies for such events of default are also customary for this type of transaction and include the acceleration of all amounts due under the BANA Participation Agreement and indemnity by PMC, as well as the ability of BANA to possess the mortgage loans and retain any holdback amounts.

Under the terms of the amendment, BANA increased the aggregate transaction limit of the aggregate purchase prices for participation certificates owned by BANA at any given time from $100 million to $200 million. The amendment also increased (i) the amount of liquidity PMC is required to maintain on a standalone basis from $7.5 million to $15 million, as of the end of each calendar month, and (ii) the Company’s maximum ratio of total liabilities to tangible net worth from 3:1 to 5:1. All other terms and conditions of the BANA Participation Agreement and the related guaranty remain the same in all material respects. The Company, through PMC, is required to pay BANA fees for the structuring of the amendment, as well as certain other administrative costs and expenses.

The foregoing description of the BANA Participation Agreement, including the amendment described herein, and the related guaranty by the Company and the Operating Partnership do not purport to be complete and are qualified in their entirety by reference to the full text of the BANA Participation Agreement and its amendments, which have been filed with this Current Report on Form 8-K as Exhibits 10.2 through 10.9, and the related guaranty, which has been filed with this Current Report on Form 8-K as Exhibit 10.10.

Repurchase Agreements with Citibank, N.A.

On February 5, 2014, the Company, through two of its wholly-owned subsidiaries, PMC and PennyMac Holdings, LLC (“PMH”), entered into amendments to (i) its master repurchase agreement, dated December 9, 2010, by and among Citibank, N.A. (“Citi”), PMC, PMH and the Company (the “NPL Repurchase Agreement”), and (ii) its master repurchase agreement, dated May 24, 2012, by and among Citi, PMC and the Company (the “Loan Repo Facility” and, together with the NPL Repurchase Agreement, the “Citi Repurchase Agreements”).

Pursuant to the terms of the Citi Repurchase Agreements, PMC or PMH, as applicable, may sell to, and later repurchase from, Citi residential mortgage loans. The obligations of PMC and PMH are fully guaranteed by the Company, and the mortgage loans are serviced by PLS pursuant to the terms of each Citi Repurchase Agreement.

The NPL Repurchase Agreement is used by PMC and PMH to fund distressed mortgage loans. Under the NPL Repurchase Agreement, the principal amount paid by Citi for each eligible mortgage loan is based on a percentage of the market value of such mortgage loan. Upon the repurchase, or the sale, securitization or liquidation, of such mortgage loan, PMC or PMH, as applicable, is required to repay Citi the principal amount related to such mortgage loan plus accrued interest (at a rate reflective of the current market and based on LIBOR plus a margin) to the date of such repurchase, sale, securitization or liquidation.

The Loan Repo Facility is used by PMC to fund newly originated mortgage loans that it purchases from correspondent lenders and holds pending sale and/or securitization. Under the Loan Repo Facility, the principal amount paid by Citi for each eligible mortgage loan is based on a percentage of the lesser of the market value or the unpaid principal balance of such mortgage loan. Upon the repurchase of a mortgage loan, PMC is required to repay Citi the principal amount related to such mortgage loan plus accrued interest (at a rate reflective of the current market and based on Citi’s cost of funds plus a margin) to the date of such repurchase.

Other material terms of the NPL Repurchase Agreement and related guaranty are described more fully in the Company’s Current Report on Form 8-K filed on December 15, 2010, and other material terms of the Loan Repo

Facility and related guaranty are described more fully in the Company’s Current Report on Form 8-K filed on May 30, 2012.

Under the terms of the amendments, the committed amount provided for in each Citi Repurchase Agreement was reduced from $1 billion to $900 million, and the uncommitted amount provided for in each Citi Repurchase Agreement was increased from $50,000 to $150,000. The maximum aggregate purchase price provided for in each Citi Repurchase Agreement is $1.05 billion, and the available committed amount and uncommitted amount under each Citi Repurchase Agreement is reduced by any outstanding repurchase amounts attributable to the committed amount or uncommitted amount, respectively, under the other Citi Repurchase Agreement; provided, however, that the aggregate purchase prices of distressed loans outstanding at any time under the NPL Repurchase Agreement may not exceed $900 million.

Pursuant to the terms of the amendments, the parties also amended the financial covenants to remove any profitability requirement at PMC or PMH and increase the Company’s maximum ratio of total liabilities to tangible net worth from 3:1 to 5:1. All other terms and conditions of the Citi Repurchase Agreements and the related guaranties remain the same in all material respects.

The foregoing description of the amendment to the NPL Repurchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the amendment, which has been filed with this Current Report on Form 8-K as Exhibit 10.11, and the full text of the NPL Repurchase Agreement and the related guaranty, which were filed as Exhibits 1.1 and 1.2, respectively, to the Company’s Current Report on Form 8-K filed on December 15, 2010, and any amendments to the NPL Repurchase Agreement filed thereafter.

The foregoing description of the amendment to the Loan Repo Facility does not purport to be complete and is qualified in its entirety by reference to the full text of the amendment, which has been filed with this Current Report on Form 8-K as Exhibit 10.12, and the full text of the Loan Repo Facility and the related guaranty, which were filed as Exhibits 1.1 and 1.2, respectively, to the Company’s Current Report on Form 8-K filed on May 30, 2012, and any amendments to the Loan Repo Facility filed thereafter.

Item 2.02 Results of Operations and Financial Condition.

On February 5, 2014, the Company issued a press release announcing its financial results for the fiscal quarter and full year ended December 31, 2013.  A copy of the press release and the slide presentation used in connection with the Company’s recorded presentation of financial results were made available on February 5, 2014 and are furnished as Exhibit 99.1 and Exhibit 99.2, respectively.

The information in Item 2.02 of this report, including the exhibits hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of Section 18, nor shall it be deemed incorporated by reference into any disclosure document relating to the Company, except to the extent, if any, expressly set forth by specific reference in such filing.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this report is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Amendment No. 4 to Master Repurchase Agreement, dated as of January 31, 2014, among Bank of America, N.A., PennyMac Corp., PennyMac Mortgage Investment Trust and PennyMac Operating Partnership, L.P.

10.2

Mortgage Loan Participation Purchase and Sale Agreement, dated as of December 23, 2011, among Bank of America, N.A., PennyMac Corp., PennyMac Mortgage Investment Trust and PennyMac Operating Partnership, L.P.

10.3

Amendment No. 1 to Mortgage Loan Participation Purchase and Sale Agreement, dated as of August 17, 2012, among Bank of America, N.A., PennyMac Corp., PennyMac Mortgage Investment Trust and PennyMac Operating Partnership, L.P.

10.4

Amendment No. 2 to Mortgage Loan Participation Purchase and Sale Agreement, dated as of October 29, 2012, among Bank of America, N.A., PennyMac Corp., PennyMac Mortgage Investment Trust and PennyMac Operating Partnership, L.P.

10.5

Amendment No. 3 to Mortgage Loan Participation Purchase and Sale Agreement, dated as of December 5, 2012, among Bank of America, N.A., PennyMac Corp., PennyMac Mortgage Investment Trust and PennyMac Operating Partnership, L.P.

10.6

Amendment No. 4 to Mortgage Loan Participation Purchase and Sale Agreement, dated as of January 3, 2013, among Bank of America, N.A., PennyMac Corp., PennyMac Mortgage Investment Trust and PennyMac Operating Partnership, L.P.

10.7

Amendment No. 5 to Mortgage Loan Participation Purchase and Sale Agreement, dated as of March 28, 2013, among Bank of America, N.A., PennyMac Corp., PennyMac Mortgage Investment Trust and PennyMac Operating Partnership, L.P.

10.8

Amendment No. 6 to Mortgage Loan Participation Purchase and Sale Agreement, dated as of January 2, 2014, among Bank of America, N.A., PennyMac Corp., PennyMac Mortgage Investment Trust and PennyMac Operating Partnership, L.P.

10.9

Amendment No. 7 to Mortgage Loan Participation Purchase and Sale Agreement, dated as of January 31, 2014, among Bank of America, N.A., PennyMac Corp., PennyMac Mortgage Investment Trust and PennyMac Operating Partnership, L.P.

10.10	Guaranty, dated as of December 23, 2011, by PennyMac Mortgage Investment Trust and PennyMac Operating Partnership, L.P. in favor of Bank of America, N.A.
10.11	Amendment Number Fourteen to Master Repurchase Agreement, dated as of February 5, 2014, among PennyMac Corp., PennyMac Holdings, LLC and PennyMac Loan Services, LLC and Citibank, N.A.
10.12	Amendment Number Seven to Master Repurchase Agreement, dated as of February 5, 2014, among PennyMac Corp., PennyMac Loan Services, LLC and Citibank, N.A.
99.1	Press Release, dated February 5, 2014, issued by PennyMac Mortgage Investment Trust pertaining to its financial results for the fiscal quarter and year ended December 31, 2013.
99.2	Slide Presentation for use on February 5, 2014 in connection with a recorded presentation of financial results for the fiscal quarter and year ended December 31, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PENNYMAC MORTGAGE INVESTMENT TRUST

Dated: February 6, 2014	/s/ Anne D. McCallion
Anne D. McCallion
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Amendment No. 4 to Master Repurchase Agreement, dated as of January 31, 2014, among Bank of America, N.A., PennyMac Corp., PennyMac Mortgage Investment Trust and PennyMac Operating Partnership, L.P.
10.2

Mortgage Loan Participation Purchase and Sale Agreement, dated as of December 23, 2011, among Bank of America, N.A., PennyMac Corp., PennyMac Mortgage Investment Trust and PennyMac Operating Partnership, L.P.

10.3

Amendment No. 1 to Mortgage Loan Participation Purchase and Sale Agreement, dated as of August 17, 2012, among Bank of America, N.A., PennyMac Corp., PennyMac Mortgage Investment Trust and PennyMac Operating Partnership, L.P.

10.4

Amendment No. 2 to Mortgage Loan Participation Purchase and Sale Agreement, dated as of October 29, 2012, among Bank of America, N.A., PennyMac Corp., PennyMac Mortgage Investment Trust and PennyMac Operating Partnership, L.P.

10.5

Amendment No. 3 to Mortgage Loan Participation Purchase and Sale Agreement, dated as of December 5, 2012, among Bank of America, N.A., PennyMac Corp., PennyMac Mortgage Investment Trust and PennyMac Operating Partnership, L.P.

10.6

Amendment No. 4 to Mortgage Loan Participation Purchase and Sale Agreement, dated as of January 3, 2013, among Bank of America, N.A., PennyMac Corp., PennyMac Mortgage Investment Trust and PennyMac Operating Partnership, L.P.

10.7

Amendment No. 5 to Mortgage Loan Participation Purchase and Sale Agreement, dated as of March 28, 2013, among Bank of America, N.A., PennyMac Corp., PennyMac Mortgage Investment Trust and PennyMac Operating Partnership, L.P.

10.8

Amendment No. 6 to Mortgage Loan Participation Purchase and Sale Agreement, dated as of January 2, 2014, among Bank of America, N.A., PennyMac Corp., PennyMac Mortgage Investment Trust and PennyMac Operating Partnership, L.P.

10.9

Amendment No. 7 to Mortgage Loan Participation Purchase and Sale Agreement, dated as of January 31, 2014, among Bank of America, N.A., PennyMac Corp., PennyMac Mortgage Investment Trust and PennyMac Operating Partnership, L.P.

10.10	Guaranty, dated as of December 23, 2011, by PennyMac Mortgage Investment Trust and PennyMac Operating Partnership, L.P. in favor of Bank of America, N.A.
10.11	Amendment Number Fourteen to Master Repurchase Agreement, dated as of February 5, 2014, among PennyMac Corp., PennyMac Holdings, LLC and PennyMac Loan Services, LLC and Citibank, N.A.
10.12	Amendment Number Seven to Master Repurchase Agreement, dated as of February 5, 2014, among PennyMac Corp., PennyMac Loan Services, LLC and Citibank, N.A.
99.1	Press Release, dated February 5, 2014, issued by PennyMac Mortgage Investment Trust pertaining to its financial results for the fiscal quarter and year ended December 31, 2013.
99.2	Slide Presentation for use on February 5, 2014 in connection with a recorded presentation of financial results for the fiscal quarter and year ended December 31, 2013.